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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   May 10, 1999

                          ---------------------------


                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       001-14057               61-1323993
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                                One Vencor Place
                            680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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Items 1-4.  Not Applicable.

Item 5.  Other Information.

     Vencor, Inc. (the "Company") announced that it did not pay the approximately $19 million in rent to Ventas, Inc. ("Ventas") that was due Friday, May 7, 1999. Although Ventas served Vencor with notices of non-payment under the Master Leases with Ventas, the parties have since entered into further amendments of their prior Standstill and Tolling Agreements extending the time during which no remedies may be pursued by either party until June 6, 1999 and extending until June 11, 1999 the date by which the Company may cure its failure to pay May's rents.

    Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the Company's ability to amend or refinance its existing debt and lease obligations or otherwise adjust its current financial structure, the increase in the Company's cost of borrowing, its ability to attract patients and the effects of healthcare reform and legislation on the Company's business strategy and operations. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of the future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

     A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

Item 6.  Not Applicable.

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Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             Exhibit 99.1  Press Release dated May 10, 1999.


Items 8-9.  Not Applicable.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.



Dated:  May 10, 1999                    By: /s/ Richard A. Schweinhart
                                           -----------------------------
                                           Richard A. Schweinhart
                                           Senior Vice President
                                           and Chief Financial Officer

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